 Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 In connection with the Annual Report of PB Capital International Inc. (the “Registrant”) on Form 10-K for the year ended July 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Henry Fong, Principal Executive Officer and the Principal Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: November 10, 2010	PB Capital International, Inc.

By: /s/ Henry Fong
Henry Fong President (Principal Executive Officer) (Principal Financial Officer)